Mar. 01, 2016

LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 4, 2016

TO THE PROSPECTUS OF

PERMAL ALTERNATIVE SELECT FUND

DATED MARCH 1, 2016

The Board of Trustees has approved the engagement of Electron Capital Partners, LLC (“Electron”) as a subadviser to manage an equity hedge — long/short equity strategy for the fund. Electron is expected to start managing a portion of the fund’s assets as early as March 16, 2016.

The section of the Prospectus titled “Principal investment strategies” is supplemented with the following text:

Investment strategy	Subadviser
Equity Hedge	Electron Capital Partners, LLC

The sections of the Prospectus titled “Principal risks” and “More on the fund’s investment strategies, investments and risks – More on risks of investing in the fund” are supplemented with the following text:

Utilities sector risk. Investments in energy related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. The utilities sector is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities.